UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52376	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

(801) 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2014, Mr. Stephen Pirnat was appointed as a Director of Profire Energy, Inc. (the “Company”).  Mr. Pirnat was appointed by the Company’s Board of Directors to fill a vacant directorship on the Company’s Board of Directors.  Mr. Pirnat will serve until the next election of Directors and until the election and qualification of his successor.  The following is a brief description of Mr. Pirnat’s background and business experience:

Stephen Pirnat serves as the Managing Director of Europe, the Middle East and Africa for the Quest Integrity Group of Team Inc. (NYSE:TISI). Mr. Pirnat has held the position of President of Quest Integrated Inc., a technology incubator and boutique private equity firm and President of the newly formed Quest Metrology Group LLC. From February 2000 to September 2009, Mr. Pirnat served as President and Chief Executive Officer of the John Zink Company LLC, a wholly owned subsidiary of Koch Industries and a worldwide leader in the supply of combustion and air pollution control equipment to the energy industry. In that former capacity, Mr. Pirnat was a board member of Quest Integrity Group.

Mr. Pirnat, a long-time executive with Ingersoll-Rand and Ingersoll-Dresser Corporation, went to John Zink from a previous post as President and Chief Executive Officer of Pangborn Corporation, a leading supplier of surface preparation equipment and associated services to the automotive and aircraft industries. Mr. Pirnat began his career as an applications engineer with the Pump and Condenser Group of Ingersoll-Rand, where he advanced through a variety of sales, marketing, engineering and operational positions with that company and its successor, Ingersoll- Dresser. These positions included Vice President of Ingersoll-Rand’s Standard Products Division, Vice President of Marketing for Ingersoll-Dresser Pumps, President of Ingersoll-Dresser Canada Ltd., and Vice President and General Manager of Ingersoll-Rand Engineered Equipment Division. He has been a Director of ClearSign Combustion Inc. (NASDAQ:CLIR) since November 2011. Mr. Pirnat holds a BS in Mechanical Engineering from the New Jersey Institute of Technology.

Item 7.01.	Regulation FD Disclosure.

On January 16, 2014, the Company issued a press release announcing Mr. Pirnat’s appointment to the Company’s Board of Directors.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The information furnished in Item 7.01 of this Current Report on Form 8-K, including exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Profire Energy, Inc. press release dated January 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFIRE ENERGY, INC.

Date: January 16, 2014	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Profire Energy, Inc. press release dated January 16, 2014